UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 29, 2003

Key Tronic Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-11559	91-0849123
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road, Spokane, Washington 99216

(Address of Principal Executive Offices)

(509) 928-8000

Registrant’s telephone number, including area code

(Former Name or Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

99 Conference Call, April 29, 2003 – Text of Management’s Remarks

ITEM 9. REGULATION FD DISCLOSURE.

On April 29, 2003, Key Tronic Corporation hosted a conference call at 2:00 p.m. Pacific to discuss its financial results for the quarter ended March 29, 2003. The text of management’s remarks on the conference call included, among other things, certain historical and forward-looking financial information relating to Key Tronic Corporation. The text of management’s remarks is attached as Exhibit 99 to this report and is incorporated by reference into this Item 9.

SAFE HARBOR STATEMENT. Statements contained in the exhibit to this report that state Key Tronic Corporation’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. Key Tronic Corporation’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that Key Tronic Corporation has filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2003.

KEY TRONIC CORPORATION

By: /s/    RONALD F. KLAWITTER

        Ronald F. Klawitter

        Executive Vice President of

        Administration and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99	Conference Call, April 29, 2003 – Text of Management’s Remarks

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